Third Avenue Value Fund

Supplement dated December 31, 2016
to Prospectus dated March 1, 2016

Effective December 31, 2016, the following information supplements the Funds’ Prospectus dated March 1, 2016:

Update of named Portfolio Managers of the Third Avenue Value Fund

The following information replaces information on page 5 of the Prospectus under the heading “Portfolio Management.”

Effective December 31, 2016, the existing list of Portfolio Managers will be updated with the following:

Robert L. Rewey, III, CFA, Lead Portfolio Manager since 2014.

Yang Lie, Portfolio Manager since 2013.